EXHIBIT 99.1

NEWS BULLETIN FROM: FINANCIAL RELATIONS BOARD	RE:	EMPIRE FINANCIAL HOLDING COMPANY 2170 West State Road 434 Suite 100 Longwood, FL 32779 AMEX: EFH

FOR FURTHER INFORMATION:

At the Company: Donald A. Wojnowski Jr. President (407) 774-1300 investorrelations@empirenow.com	At Financial Relations Board: Lasse Glassen General Information (310) 854-8313 lglassen@financialrelationsboard.com

FOR IMMEDIATE RELEASE

August 16, 2005

EMPIRE FINANCIAL REPORTS 2005 SECOND QUARTER AND SIX MONTHS RESULTS

Operating results generate EPS of $0.01

Posts $2.7 million increase in shareholders’ equity

LONGWOOD, Fla., August 16, 2005 — Empire Financial Holding Company (AMEX: EFH), a financial brokerage services firm serving retail and institutional clients, today announced financial results for the second quarter and six months ended June 30, 2005. Second quarter results included positive net income of $57,092 or $0.01 per basic and diluted share compared to a net loss of $(905,140) or $(0.28) per basic and diluted share for the same period in 2004. In addition, the second quarter 2005 financial results included a $2,713,651 increase in shareholders’ equity.

Empire Financial’s President and CEO Donald A. Wojnowski Jr. commented, “We are pleased with our continued profitability along with the significant improvements to our balance sheet that were completed during the second quarter. The change of control transaction with EFH Partners, LLC that closed on May 20, 2005 resulted in significant balance sheet and cash flow improvements and returned Empire to a positive shareholders’ equity, while providing the resources necessary to fund our ongoing growth objectives. From an operational standpoint, our second quarter results, which include a regulatory provision of $275,000, indicate that our business plan is on track. In addition, the recent announcement regarding the opening of our New York Institutional and Corporate Finance office is in-line with our operating strategy of diversifying Empire Financial’s revenue streams and financial objectives of generating improvements in gross margins and achieving profitability for the balance of the year.”

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Financial Results

Total revenues for the three months ended June 30, 2005 were $5,137,958, a decrease of $432,737, or 8%, compared to our revenues of $5,570,695 for the same period in 2004. Total operating expenses for the three months ended June 30, 2005 were $5,068,979 compared to total operating expenses of $6,469,085 for the same period in 2004. The decrease in expenses was primarily due to lower commissions and clearing costs and general and administrative expenses compared to the same period last year.

For the three months ended June, 2005, the Company reported net income of $57,092, or $0.01 per basic and diluted share, compared to a net loss of $(905,140), or $(0.28) per basic and diluted share, for the same period in 2004.

Total revenues for the six months ended June 30, 2005 were $11,074,718, an increase of $79,347, or 1%, compared to our revenues of $10,995,371 for the same period in 2004. Total operating expenses for the six months ended June 30, 2005 were $10,768,155 compared to total operating expenses of $11,854,594 for the same period in 2004. The decrease in expenses was primarily due to lower commissions and clearing costs and general and administrative expenses compared to the same period last year.

For the six months ended June, 2005, Empire Financial reported net income of $287,926, or $.0.07 per basic and $0.06 diluted share, compared to a net loss of $(872,723), or $(0.27) per basic and diluted share, for the same period in 2004.

Financial Condition

At June 30, 2005, the Company had total assets of $6,246,240, the majority of which consisted of cash and cash equivalents, trading account securities purchased not yet sold and receivables from brokers, dealers and clearing organizations arising from customer-related securities transactions. Stockholders’ equity was $1,404,714 at June 30, 2005, representing an improvement of $2,713,651 from a stockholders’ deficit of $(1,308,937) at March 31, 2005, primarily due to the net proceeds from the issuance of additional shares of the Company’s common stock and preferred stock.

About Empire Financial Holding Company

Empire Financial Holding Company, through its wholly owned subsidiary, Empire Financial Group, Inc., provides full-service retail brokerage services through its network of independently owned and operated offices and discount retail securities brokerage via both the telephone and the Internet. Through its market-making and trading division, the Company offers securities order execution services for unaffiliated broker dealers and makes markets in domestic and international securities. Empire Financial also provides turn-key fee based investment advisory and registered investment advisor custodial services through its wholly owned subsidiary, Empire Investment Advisors, Inc.

Forward-Looking Statement Disclaimer

This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties or other factors which may cause actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Factors that might cause such a difference include, without limitation, fluctuations in the volume of transactional services provided by the Company, competition with respect to financial services commission rates, the effect of general economic and market conditions, factors affecting the securities brokerage industry as well as other risks and uncertainties detailed from time to time in the Company’s Securities and Exchange Commission filings.

– Financial Statements Follow –

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                EMPIRE FINANCIAL HOLDING COMPANY AND SUBSIDIARIES
            CONSOLIDATED STATEMENT OF FINANCIAL CONDITION (Unaudited)
                                  JUNE 30, 2005

     ASSETS

Cash .............................................................  $ 1,704,819
Trading account securities purchased not yet sold, at fair value .    2,325,799
Receivables from brokers and dealers and clearing organizations ..    1,371,590
Deposits at clearing organization ................................      608,728
Furniture and equipment, net of accumulated depreciation .........      151,110
Prepaid expenses and other assets ................................       84,194
                                                                    -----------

        TOTAL ASSETS .............................................  $ 6,246,240
                                                                    ===========

     LIABILITIES AND SHAREHOLDERS' EQUITY

LIABILITIES:
  Notes payable ..................................................  $   914,880
  Notes payable-10% convertible debt .............................      472,089
  Accounts payable, accrued expenses and other liabilities .......    1,074,146
  Trading account securities, sold not yet bought, at fair value .    1,157,350
  Payable to brokers, dealers and clearing organization ..........    1,223,061
                                                                    -----------

        TOTAL LIABILITIES ........................................    4,841,526
                                                                    -----------

SHAREHOLDERS' EQUITY:

  Convertible preferred stock, series B, C, and D $.01 par value,
     1,000,000 shares authorized;
     16,062 issued and outstanding ...............................          161
  Common stock, $.01 par value,
     100,000,000 shares authorized;
     6,370,170 shares issued and outstanding .....................       63,700
  Additional paid-in capital .....................................    9,110,485
  Deferred compensation ..........................................      (41,849)
  Accumulated deficit ............................................   (7,727,783)
                                                                    -----------

        TOTAL SHAREHOLDERS' EQUITY ..............................     1,404,714
                                                                    -----------

           TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY ...........  $  6,246,240
                                                                    ===========

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                EMPIRE FINANCIAL HOLDING COMPANY AND SUBSIDIARIES
                  CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)

                                                                    THREE MONTHS
                                                   THREE MONTHS        ENDED
                                                      ENDED         JUNE 30,2004
                                                  JUNE 30, 2005      (RESTATED)
                                                  -------------     ------------

REVENUES:
      Commissions and fees ....................    $ 3,931,694      $ 4,336,120
      Order execution trading revenues, net ...      1,054,214        1,159,528
      Interest ................................         37,812           43,857
      Other ...................................        114,238           31,190
                                                   -----------      -----------

                                                     5,137,958        5,570,695
                                                   -----------      -----------

EXPENSES:
      Employee compensation and benefits ......      1,082,488        1,006,089
      Commissions and clearing costs ..........      2,747,511        4,051,419
      Interest ................................         53,390           28,191
      Communications and data processing ......        129,647           14,431
      Regulatory provision ....................        275,000             -
      General and administrative ..............        780,943        1,368,955
                                                   -----------      -----------

                                                     5,068,979        6,469,085
                                                   -----------      -----------

NET INCOME (LOSS) .............................         68,979         (898,390)
      Accrued preferred stock dividend ........        (11,887)          (6,750)
                                                   -----------      -----------

Net income (loss) applicable to common
 shareholders .................................    $    57,092      $  (905,140)
                                                   ===========      ===========

Basic and diluted earnings per share applicable
 to common shareholders:

Earnings (loss) per share-basic and diluted ...    $      0.01      $     (0.28)
                                                   ===========      ===========

Weighted average shares outstanding:
      Basic ...................................      4,335,233        3,194,450
                                                   ===========      ===========

      Diluted .................................      5,506,593        3,194,450
                                                   ===========      ===========

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                EMPIRE FINANCIAL HOLDING COMPANY AND SUBSIDIARIES
                  CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)

                                                                     SIX MONTHS
                                                    SIX MONTHS         ENDED
                                                      ENDED         JUNE 30,2004
                                                  JUNE 30, 2005      (RESTATED)
                                                  -------------     ------------

REVENUES:
      Commissions and fees ....................    $ 8,017,084      $ 8,751,188
      Order execution trading revenues, net ...      2,738,901        2,088,669
      Interest ................................         87,122           83,060
      Other ...................................        231,611           72,454
                                                   -----------      -----------

                                                    11,074,718       10,995,371
                                                   -----------      -----------

EXPENSES:
      Employee compensation and benefits ......      2,386,832        1,814,938
      Commissions and clearing costs ..........      6,593,625        7,826,251
      Interest ................................         82,550           56,040
      Communications and data processing ......        185,156           47,278
      Regulatory provision ....................        275,000             -
      General and administrative ..............      1,244,992        2,110,087
                                                   -----------      -----------

                                                    10,768,155       11,854,594
                                                   -----------      -----------

NET INCOME (LOSS) .............................        306,563         (859,223)
      Accrued preferred stock dividend ........        (18,637)         (13,500)
                                                   -----------      -----------

Net income (loss) applicable to common
 shareholders .................................    $   287,926      $  (872,723)
                                                   ===========      ===========

Basic and diluted earnings per share applicable
 to common shareholders:

Earnings (loss) per share-basic................    $      0.07      $     (0.27)
                                                   ===========      ===========
Earnings (loss) per share-diluted .............    $      0.06      $     (0.27)
                                                   ===========      ===========

Weighted average shares outstanding:
      Basic ...................................      3,959,769        3,194,450
                                                   ===========      ===========

      Diluted .................................      4,539,281        3,194,450
                                                   ===========      ===========

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